Fees Summary	Dec. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,164,873.30
Previously Paid Amount	0.00
Total Fee Amount	2,784.77
Total Offset Amount	0.00
Net Fee	$ 2,784.77